Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
JULY, 1998



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.8315%



        Excess Protection Level
          3 Month Average  4.98%
          July, 1998  5.29%
          June, 1998  4.73%
          May, 1998  4.94%


        Cash Yield                                  18.81%


        Investor Charge Offs                        5.14%


        Base Rate                                   8.38%


        Over 35 Day Delinquency                     4.90%


        Seller's Interest                           15.22%


        Total Payment Rate                          14.52%


        Total Principal Balance                     $ 37,740,921,726.81


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 5,743,527,208.32